Icahn Enterprises L.P. Investor Presentation November 2018

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements that relate solely to historical fact, are “forward-looking statements.” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them. However, there can be no assurance that these expectations, beliefs and projections will result or be achieved. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. These risks and uncertainties are described in our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Except to the extent required by law, we undertake no obligation to update or revise forward-looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value. The non-GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U.S. GAAP. These non-GAAP measures should be evaluated only on a supplementary basis in connection with our U.S. GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the back of this presentation. 2

Company Overview 3

Overview of Icahn Enterprises

- Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Automotive, Energy, Mining, Railcar, Food Packaging, Metals, Real Estate and Home Fashion
- IEP is majority owned and controlled by Carl Icahn
  - Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP
  - As of September 30, 2018, Carl Icahn and his affiliates owned approximately 91.5% of IEP's outstanding depositary units
- IEP benefits from cash flows from its subsidiaries:
  - CVR Energy: $3.00 per share annualized dividend
  - American Railcar Inc: $1.60 per share annualized dividend
  - Recurring cash flows from our Real Estate segment
- IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis
- IEP has a $7.00 annual distribution (10.2% yield as of October 31, 2018)

($ millions)	As of September 30, 2018	Twelve Months Ended September 30, 2018		
Segment	**Assets**	**Revenue**	**Net Income Attrib. to IEP**	**Adj. EBITDA Attrib. to IEP**
Investment[1]	$ 7,802	$ 20	$ (20)	$ 7
Automotive	3,164	2,850	(80)	(37)
Energy	4,852	6,990	370	345
Metals	233	465	(40)	25
Railcar	1,498	667	174	88
Mining	290	97	4	11
Food Packaging	515	386	(23)	45
Real Estate	1,026	229	136	56
Home Fashion	175	171	(19)	(7)
Holding Company	617	105	30	85
Discontinued Operations	8,857	8,917	338	—
Total	$ 29,029	$ 20,897	$ 870	$ 618

(1) Investment segment total assets represents book value of equity

4

Summary Corporate Organizational Chart


Icahn Enterprises G.P. Inc.
1%
Icahn Enterprises L.P. (NasdaqGS: IEP)
99% LP Interest
1%
Icahn Enterprises Holdings L.P.
As of September 30, 2018, Icahn Enterprises had investments with a fair market value of approximately $3.0 billion in the Investment Funds
Icahn Capital LP
100%
One of the largest independent metal recycling companies in the US
PSC Metals Inc.
100%
Consists of rental commercial real estate, property development and associated resort activities
AREP Real Estate Holdings, LLC
100%
Provider of home textile products for nearly 200 years
WestPoint Home LLC
100%
Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services
Icahn Automotive Group LLC
100%
62%
American Railcar Industries, Inc. (NasdaqGS:ARII)
Leading North American manufacturer of hopper and tank railcars and provider of railcar repair and maintenance services
77%
Ferrous Resources
Brazilian iron ore producer
79%
Viskase Companies Inc. (OTCPK:VKSC)
One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry
71%
CVR Energy Inc. (NYSE: CVI)
Holding company that owns substantial interests in two separate operating subsidiaries
81%
34%
4%
CVR Refining, LP (NYSE: CVRR)
185k bpd capacity oil refining company in the mid-continent region of the United States
CVR Partners, LP (NYSE: UAN)
Producer and distributer of nitrogen fertilizer products

Note: Percentages denote equity ownership as of October 31, 2018. Excludes intermediary and pass through entities.

5

Diversified Subsidiary Companies with Significant Inherent Value ▪ IEP’s subsidiary companies possess key competitive strengths and / or leading market positions ▪ IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities – Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies Strategically located mid-continent petroleum refiner and A leading, vertically integrated manufacturer of railcars, railcar nitrogen fertilizer producer generating record profitability services and railcar leasing. Engaged in the distribution of automotive parts in the aftermarket A Brazilian iron ore mining operation that supplies iron ore as well as providing automotive services products to the global steel industry Leading global market position in non-edible meat casings Established regional footprint positioned to actively participate poised to capture further growth in emerging markets in consolidation of the highly fragmented scrap metal market AREP Real Estate Holdings, LLC 200 year heritage with some of the best known brands in home Long-term real estate investment horizon with strong, steady fashion; consolidation likely in fragmented sector cash flows The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings 6

Evolution of Icahn Enterprises

- IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to nine operating segments and approximately $31 billion of assets as of September 30, 2018
- IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and financial results
- IEP's record is based on a long-term horizon that can enhance business value and facilitate a profitable exit strategy
  - In 2006, IEP sold its oil and gas assets for $1.5 billion, resulting in a pre-tax gain of $0.6 billion
  - In 2008, IEP sold its investment in American Casino & Entertainment Properties for $1.2 billion, resulting in a pre-tax gain of $0.7 billion
  - In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre-tax gain of $1.7 billion
  - In 2018, IEP sold Federal-Mogul for $5.1 billion and Tropicana for $1.5 billion. IEP announced the sale of ARI for aggregate consideration of $1.75 billion.
- Acquired partnership interest in Icahn Capital Management L.P. in 2007
  - IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds
- IEP also has grown the business through organic investment and through a series of bolt-on acquisitions
  - Acquired Pep Boys in 2016

Timeline of Recent Acquisitions and Exits

As of December 31, 2008
- Mkt. Cap: $1.9bn
- Total Assets: $18.8bn

Current[1]
- Mkt. Cap: $12.8bn
- Total Assets: $31.0bn

Year: 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018

Viskase (2009)
1/15/10: 71.4% of Viskase's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

American Railcar Industries (2010)
1/15/10: 54.4% of ARI's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Tropicana Entertainment (2010)
11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake

CVR Energy (2012)
5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR

CVR Refining & CVR Partners (2013)
2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering

American Railcar Leasing (2013)
10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn

IEH Auto Parts Holding (2015)
6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni-Select Inc.

Ferrous Resources (2015)
6/8/15: IEP acquired a controlling interest in Ferrous Resources

Pep Boys (2016)
2/4/16: IEP acquired Pep Boys

American Railcar Leasing (2017)
2017: Sale of ARL for $3.4 billion and a pre-tax gain of $1.7 billion

Federal-Mogul & Tropicana (2018)
10/1/18: Sold Federal-Mogul for $5.1 billion and Tropicana for $1.5 billion

American Railcar Industries (2018)
10/22/18: Announced the sale of ARI for an aggregate consideration of $1.75 billion; IEP to receive $831 million in cash

(1) Market capitalization as of October 31, 2018 and balance sheet data as of September 30, 2018.

7

Ability to Maximize Shareholder Value Through Proven Activist Strategy ▪ IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies Putting Activism into Action ▪ Activist strategy requires significant capital, rapid execution and willingness to take control of companies ▪ With over 300 years of collective ▪ Implement changes required to improve experience, IEP’s investment and legal team is capable of unlocking businesses ▪ IEP pursues its activist strategy a target’s hidden value and seeks to promulgate change – Financial / balance sheet – Dealing with the board and restructuring management – Operation turnarounds – Proxy fights – Strategic initiatives Purchase of Stock or Debt – Tender offers – Corporate governance changes – Taking control ▪ Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist strategy – IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn 8

Significant Experience Optimizing Business Strategy and Capital Structure

- IEP's management team possesses substantial strategic and financial expertise
  - Maintains deep knowledge of capital markets, bankruptcy laws, mergers and acquisitions and transaction processes
- Active participation in the strategy and capital allocation for targeted companies
  - Not involved in day-to-day operations
- IEP will make necessary investments to ensure subsidiary companies can compete effectively

Select Examples of Strategic and Financial Initiatives

	FEDERAL MOGUL	CVR Energy
Situation Overview	▪ Historically, two businesses had a natural synergy – Motorparts benefited from OEM pedigree and scale ▪ Review of business identified numerous dis-synergies by having both under one business – Different customers, methods of distribution, cost structures, engineering and R&D, and capital requirements	▪ Structured as a C-Corporation – Investors seeking more favorable alternative structures ▪ Review of business identifies opportunity for significant cash flow generation – High quality refiner in underserved market – Benefits from increasing North American oil production – Supported investment in Wynnewood refinery and UAN plant expansion ▪ Strong investor appetite for yield oriented investments
Strategic / Financial Initiative	▪ Adjusted business model to separate Powertrain and Motorparts into two separate businesses	▪ Contributed assets to a separate MLP and subsequently launched CVR Refining IPO and secondary Offerings; completed CVR Partners secondary offering
Result	▪ Separation improved management focus for the respective segments. IEP sold Federal-Mogul for $5.1 billion in 2018.	▪ CVR Energy stock up approximately 133.3%, including dividends, from tender offer price of $30.00[(1)]

(1) Based on CVR Energy's stock price as of October 31, 2018 and the $30 tender offer price which closed in May 2012.

9

Deep Team Led by Carl Icahn ▪ Led by Carl Icahn – Substantial investing history provides IEP with unique network of relationships and access to Wall Street ▪ Team consists of approximately 20 professionals with diverse backgrounds – Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Years of Industry Name Title Years at Icahn Experience Keith Cozza President & Chief Executive Officer, Icahn Enterprises L.P. 14 17 SungHwan Cho Chief Financial Officer, Icahn Enterprises L.P. 12 21 Courtney Mather Portfolio Manager, Icahn Capital 4 19 Nick Graziano Portfolio Manager, Icahn Capital 3 23 Brett Icahn Consultant, Icahn Enterprises L.P. 13 13 Jesse Lynn General Counsel, Icahn Enterprises L.P. 14 23 Andrew Langham General Counsel, Icahn Enterprises L.P. 13 19 10

Overview of Operating Segments 11

Segment: Investment

Segment Description

- IEP invests its proprietary capital through various private investment funds (the "Investment Funds") managed by the Investment segment
- Fair value of IEP's interest in the Investment Funds was approximately $3.0 billion as of September 30, 2018
- IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis

Historical Segment Financial Summary

Investment Segment ($ millions)	FYE December 31, 2015	FYE December 31, 2016	FYE December 31, 2017	LTM September 30, 2018
Select Income Statement Data:				
Total revenue	$ (865)	$ (1,223)	$ 297	$ 20
Net (loss) income	(1,665)	(1,487)	118	(56)
Net (loss) income attrib. to IEP	(760)	(604)	80	(20)
Select Balance Sheet Data[1]:				
Total Equity	$ 7,541	$ 5,396	$ 7,417	$ 7,802
Equity attributable to IEP	3,428	1,669	3,052	3,003

Highlights and Recent Developments

- Since inception in 2004 through September 30, 2018 the Investment Funds' cumulative return was approximately 128.3%, representing an annualized rate of return of approximately 6.1%
- Long history of investing in public equity and debt securities and pursuing activist agenda
- Employs an activist strategy that seeks to unlock hidden value through various tactics
  - Financial / balance sheet restructurings (e.g., CIT Group, Apple)
  - Operational turnarounds (e.g., Motorola, Navistar)
  - Strategic initiatives (e.g., Motorola, eBay, Manitowoc)
  - Corporate governance changes (e.g., eBay, Gannet)
- As of September 30, 2018, the Investment Funds' had a net short notional exposure of 26%

Historical Returns[2]



33.3%
15.2%
34.5%
20.2% (3)
30.8%
(7.4)%
(18)%
(20.3)%
2.1%
3.5%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018 (4)

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Represents a weighted-average composite of the gross returns, net of expenses for the Investment Funds.
(3) 2012 gross return assumes that IEP's holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Investment Funds returns were approximately 6.6% when excluding returns on CVR Energy after it became a consolidated entity.
(4) For the nine months ended September 30, 2018

12

Segment: Energy

Segment Description

- CVR Energy, Inc. (NYSE:CVI) operates as a holding company that owns majority interests in two separate operating subsidiaries: CVR Refining, LP (NYSE:CVRR) and CVR Partners, LP (NYSE:UAN)
  - CVR Refining is an independent petroleum refiner and marketer of high-value transportation fuels in the mid-continent of the United States
  - CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products

Historical Segment Financial Summary

Energy Segment ($ millions)	FYE December 31, 2015	2016	2017	LTM September 30, 2018
Select Income Statement Data:				
Total revenue	$ 5,442	$ 4,764	$ 5,918	$ 6,990
Adjusted EBITDA	755	313	429	625
Net income (loss)	7	(604)	275	529
Adjusted EBITDA attrib. to IEP	436	156	229	345
Net income (loss) attrib. to IEP	25	(327)	229	370
Select Balance Sheet Data[(1)]:				
Total assets	$ 4,888	$ 5,013	$ 4,700	$ 4,852
Equity attributable to IEP	1,508	1,034	1,098	1,231

Highlights and Recent Developments

- In August 2018, CVR Energy completed an exchange offer to acquire additional common units of CVR Refining in exchange for shares of CVR Energy common stock. As a result:
  - CVR Energy and its affiliates own approximately 84.5% of CVR Refining's outstanding common units
  - IEP ownership in CVR Energy reduced to 70.8%
- CVR Energy's annualized dividend is $3.00 per unit
  - CVR Refining declared distributions of $2.07 per common unit for the nine months of operations in 2018

CVR Refining

- Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil
  - Approximately 206,500 bpcd of crude processing
  - Access to quality and price advantaged crude – 100% of crude purchased is WTI based

CVR Partners

- CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity
  - Large geographic footprint serving the Southern Plains and Corn Belt region
  - 2018 UAN summer fill prices improved $30 to $40 per ton over last year

(1) Balance Sheet data as of the end of each respective fiscal period.

13

Segment: Automotive

Segment Description

- We conduct our Automotive segment through our wholly owned subsidiary Icahn Automotive Group LLC ("Icahn Automotive").
- Icahn Automotive is engaged in the retail and wholesale distribution of automotive parts in the aftermarket as well as providing automotive repair and maintenance services to its customers.

Historical Segment Financial Summary

Automotive Segment	FYE December 31,			LTM September 30,
($ millions)	2015[(2)]	2016[(2)]	2017	2018
Select Income Statement Data:				
Total revenue	$ 396	$ 2,503	$ 2,729	$ 2,850
Adjusted EBITDA	12	108	3	(37)
Net (loss) income	(4)	19	(51)	(80)
Adjusted EBITDA attrib. to IEP	12	108	3	(37)
Net (loss) income attrib. to IEP	(4)	19	(51)	(80)
Select Balance Sheet Data[(1)]:				
Total assets	$ 478	$ 2,573	$ 3,011	$ 3,164
Equity attributable to IEP	249	1,319	1,727	1,891

Highlights and Recent Developments

- In October 2018, IEP sold Federal-Mogul, which was previously reported in our Automotive segment. IEP is reporting their respective results in discontinued operations, and we have reclassified the assets and liabilities of each disposal group to held for sale in our balance sheet.
- Icahn Automotive is in the process of implementing a multi-year transformation plan. Key priorities include:
  - Continued integration of the businesses including, but not limited to, supply chain and information technology capabilities
  - Positioning the service business to take advantage of opportunities in the do-it-for-me market and vehicle fleets
  - Growing the commercial parts distribution business in high volume markets
  - Optimizing inventory across parts and tire distribution network

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Results include IEH Auto Parts Holding LLC beginning June 1, 2015 and Pep Boys beginning February 3, 2016

14

Segment: Railcar

Segment Description

- American Railcar Industries, Inc. (NASDAQ:ARII) operates in three business segments: manufacturing operations, railcar services and leasing

Historical Segment Financial Summary

Railcar Segment ($ millions)	FYE December 31, 2015	FYE December 31, 2016	FYE December 31, 2017	LTM September 30, 2018
Net Sales/Other Revenues From Operations:				
Manufacturing	$ 440	$ 430	$ 265	$ 235
Railcar leasing	452	471	300	103
Railcar services	47	51	70	56
Total	$ 939	$ 952	$ 635	$ 394
Gross Margin:				
Manufacturing	$ 102	$ 64	$ 16	$ 14
Railcar leasing	276	276	216	63
Railcar services	22	23	20	8
Total	$ 400	$ 363	$ 252	$ 85
Adjusted EBITDA attrib. to IEP	$ 318	$ 379	$ 223	$ 88
Net income attrib. to IEP	$ 137	$ 150	$ 1,214	$ 174
Total assets[1]	$ 3,681	$ 3,332	$ 1,487	$ 1,498
Equity attributable to IEP[1]	$ 742	$ 444	$ 428	$ 421

Highlights and Recent Developments

- In October 2018, IEP announced a definitive agreement to sell ARI for aggregate consideration of $1.75 billion
  - IEP to receive $831 million in cash
  - Transaction expected to close Q4 2018
- Sold American Railcar Leasing for $3.4 billion in 2017
- Railcar manufacturing
  - Tank railcar demand impacted by volatile crude oil prices
  - In August 2018, announced multi-year order for up to 12,000 railcars
- Approximately 13,500 railcars[2] in ARI's lease fleet provide stable cash flows
- ARI annualized dividend is $1.60 per share

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) As of September 30, 2018.

15

Segment: Food Packaging

Segment Description

- Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry
- Leading worldwide manufacturer of non-edible cellulosic casings for small-diameter meats (hot dogs and sausages)
  - Leading manufacturer of non-edible fibrous casings for large-diameter meats (sausages, salami, hams and deli meats)

Historical Segment Financial Summary

Food Packaging Segment ($ millions)	FYE December 31, 2015	FYE December 31, 2016	FYE December 31, 2017	LTM September 30, 2018
Select Income Statement Data:				
Total revenue	$ 335	$ 328	$ 389	$ 386
Adjusted EBITDA	59	55	62	59
Net (loss) income	(3)	8	(6)	(29)
Adjusted EBITDA attrib. to IEP	$ 43	$ 40	$ 45	$ 45
Net (loss) income attrib. to IEP	(3)	6	(5)	(23)
Select Balance Sheet Data[1]:				
Total assets	$ 416	$ 428	$ 487	$ 515
Equity attributable to IEP	23	25	28	56

Highlights and Recent Developments

- Future growth expected to be driven by changing diets of a growing middle class in emerging markets
  - Majority of revenues from emerging markets
  - Acquired a plastic casing manufacturer in Poland in December 2016 and a fibrous casing manufacturer in January 2017
- Developed markets remain a steady source of income
  - Distribution channels to certain customers spanning more than 50 years
- Significant barriers to entry
  - Technically difficult chemical production process
  - Significant environmental and food safety regulatory requirements
  - Substantial capital cost
- Rights offering completed in January 2018 raising $50 million

(1) Balance Sheet data as of the end of each respective fiscal period.

16

Segment: Metals

Segment Description

- PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S.
- Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers
- Strong regional footprint (Upper Midwest, St. Louis Region and the South)

Historical Segment Financial Summary

Metals Segment	FYE December 31,			LTM September 30,
($ millions)	2015	2016	2017	2018
Select Income Statement Data:				
Total revenue	$ 365	$ 269	$ 408	$ 465
Adjusted EBITDA	(29)	(15)	20	25
Net loss	(51)	(20)	(44)	(40)
Adjusted EBITDA attrib. to IEP	(29)	(15)	20	25
Net loss attrib. to IEP	(51)	(20)	(44)	(40)
Select Balance Sheet Data[1]:				
Total assets	$ 215	$ 193	$ 226	$ 233
Equity attributable to IEP	182	155	182	179

Highlights and Recent Developments

- Increasing global demand for steel and other metals drives demand for U.S. scrap
- Scrap recycling process is "greener" than virgin steel production
  - Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces
  - Electric arc furnace steel mills are approximately 60% of U.S. production
- Highly fragmented industry with potential for further consolidation
  - Capitalizing on consolidation and vertical integration opportunities
  - PSC is building a leading position in its markets
- Product diversification will reduce volatility through cycles
  - Expansion of non-ferrous share of total business

(1) Balance Sheet data as of the end of each respective fiscal period.

17

Segment: Real Estate

Segment Description

- Consists of rental real estate, property development and club operations
- Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants
- Property development is focused on the construction and sale of single and multi-family houses, lots in subdivisions and planned communities and raw land for residential development
- Club operations focus on operating golf club and related activities

Historical Segment Financial Summary

Real Estate Segment	FYE December 31,			LTM September 30,
($ millions)	2015	2016	2017	2018
Select Income Statement Data:				
Net sales and other revenues from operations	$ 90	$ 88	$ 88	$ 102
Adjusted EBITDA	45	35	40	56
Net income	61	5	549	136
Adjusted EBITDA attrib. to IEP	45	35	40	56
Net income attrib. to IEP	61	5	549	136
Select Balance Sheet Data[(1)]:				
Total assets	$ 701	$ 721	$ 931	$ 1,026
Equity attributable to IEP	656	674	846	941

Highlights and Recent Developments

- Business strategy is based on long-term investment outlook and operational expertise

Rental Real Estate Operations

- In August 2018, our Real Estate segment sold a commercial rental property for $139 million, resulting in a pretax gain on disposition of assets of $67 million.
- Net lease portfolio overview
  - Single tenant (Over $100bn market cap, A- credit) for one large building with a lease through 2021
  - 9 legacy properties with 1.6 million square feet: 48% Office, 30% Industrial, 22% Retail
- Maximize value of commercial lease portfolio through effective management of existing properties
  - Seek to sell assets on opportunistic basis

Property Development & Club Operations

- New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 257 and 1,119 units, respectively
- Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities
- Includes hotel, timeshare and casino resort property in Aruba and Plaza Hotel and Casino in Atlantic City, NJ, which ceased operations in 2014

(1) Balance Sheet data as of the end of each respective fiscal period.

18

Segment: Mining

Segment Description

- Ferrous Resources has rights to certain iron ore mineral resources in Brazil and develops mining operations and related infrastructure to produce and sell iron ore products to the global steel industry.
  - Significant iron ore assets in the State of Minas Gerais, Brazil, known as Viga, Viga Norte, Esperança, Serrinha and Santanense.
  - Mineral rights near Jacuípe in the State of Bahia, Brazil.

Historical Segment Financial Summary

Mining Segment	FYE December 31,			LTM September 30,
($ millions)	2015	2016	2017	2018
Select Income Statement Data:				
Total revenue	$ 28	$ 63	$ 93	$ 97
Adjusted EBITDA	(9)	2	22	12
Net (loss) income	(195)	(24)	10	2
Adjusted EBITDA attrib. to IEP	(6)	1	17	11
Net (loss) income attrib. to IEP	(150)	(19)	9	4
Select Balance Sheet Data[(1)]:				
Total assets	$ 203	$ 219	$ 265	$ 290
Equity attributable to IEP	95	104	138	166

Highlights and Recent Developments

- IEP acquired a controlling interest in Ferrous Resources in June 2015
- Mining segment has been concentrating on sales in Brazil, where the best margins are being captured
- Iron ore prices have recovered significantly due to increased demand from China

(1) Balance Sheet data as of the end of the fiscal period.
(2) Icahn Enterprises acquired majority ownership of Ferrous Resources on June 8, 2015

19

Segment: Home Fashion

Segment Description

- WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products
- WestPoint Home owns many of the most well-known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux
- WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Portico

Historical Segment Financial Summary

Home Fashion Segment	FYE December 31,			LTM September 30,
($ millions)	2015	2016	2017	2018
Select Income Statement Data:				
Total revenue	$ 194	$ 196	$ 183	$ 171
Adjusted EBITDA	6	(1)	(9)	(7)
Net loss	(4)	(12)	(20)	(19)
Adjusted EBITDA attrib. to IEP	6	(1)	(9)	(7)
Net loss attrib. to IEP	(4)	(12)	(20)	(19)
Select Balance Sheet Data[(1)]:				
Total assets	$ 206	$ 193	$ 183	$ 175
Equity attributable to IEP	176	164	144	134

Highlights and Recent Developments

- One of the largest providers of home textile goods in the United States
- Transitioned majority of manufacturing to low cost plants overseas
- Streamlined merchandising, sales and customer service divisions
- Focus on core profitable customers and product lines
  - WPH has implemented a more customer-focused organizational structure with the intent of expanding key customer relationships and rebuilding the company's sales backlog
  - Realizing success placing new brands with top retailers
  - Continued strength with institutional customers
- Consolidation opportunity in fragmented industry

(1) Balance Sheet data as of the end of each respective fiscal period.

20

Financial Performance 21

Financial Performance

Net Income (loss) from Continuing Operations Attributable to Icahn Enterprises



$2,316
$532
$(958)
$(1,089)
FYE 2015
FYE 2016
FYE 2017
LTM 9/30/18

Adjusted EBITDA Attributable to Icahn Enterprises



$315
$174
$742
$618
FYE 2015
FYE 2016
FYE 2017
LTM 9/30/18

($ millions)	FYE December 31, 2015	FYE December 31, 2016	FYE December 31, 2017	LTM September 30, 2018
Net income (loss) from continuing operations attributable to Icahn Enterprises:				
Investment	$ (760)	$ (604)	$ 80	$ (20)
Automotive	(4)	19	(51)	(80)
Energy	25	(327)	229	370
Metals	(51)	(20)	(44)	(40)
Railcar	137	150	1,214	174
Mining	(150)	(19)	9	4
Food Packaging	(3)	6	(5)	(23)
Real Estate	61	5	549	136
Home Fashion	(4)	(12)	(20)	(19)
Holding Company	(209)	(287)	355	30
Net income (loss) from continuing operations attributable to Icahn Enterprises	**$ (958)**	**$ (1,089)**	**$ 2,316**	**$ 532**

($ millions)	FYE December 31, 2015	FYE December 31, 2016	FYE December 31, 2017	LTM September 30, 2018
Adjusted EBITDA attributable to Icahn Enterprises:				
Investment	$ (500)	$ (528)	$ 138	$ 7
Automotive	12	108	3	(37)
Energy	436	156	229	345
Metals	(29)	(15)	20	25
Railcar	318	379	223	88
Mining	(6)	1	17	11
Food Packaging	43	40	45	45
Real Estate	45	35	40	56
Home Fashion	6	(1)	(9)	(7)
Holding Company	(10)	(1)	36	85
Adjusted EBITDA attributable to Icahn Enterprises	**$ 315**	**$ 174**	**$ 742**	**$ 618**

22

Consolidated Financial Snapshot

($ Millions)

	FYE December 31,			Nine Months Ended September 30,		LTM September 30,
	2015	2016	2017	2017	2018	2018
Net income from continuing operations:						
Investment	$ (1,665)	$ (1,487)	$ 118	$ 440	$ 266	$ (56)
Automotive	(4)	19	(51)	(36)	(65)	(80)
Energy	7	(604)	275	15	269	529
Metals	(51)	(20)	(44)	4	8	(40)
Railcar	213	183	1,267	1,074	36	229
Mining	(195)	(24)	10	10	2	2
Food Packaging	(3)	8	(6)	8	(15)	(29)
Real Estate	61	5	549	500	87	136
Home Fashion	(4)	(12)	(20)	(11)	(10)	(19)
Holding Company	(209)	(287)	355	259	(67)	29
Net (loss) income from continuing operations	**$ (1,850)**	**$ (2,219)**	**$ 2,453**	**$ 2,263**	**$ 511**	**$ 701**
Less: net income from continuing operations attributable to NCI	(892)	(1,130)	137	236	268	169
Net (loss) income from continuing operations attributable to IEP	**$ (958)**	**$ (1,089)**	**$ 2,316**	**$ 2,027**	**$ 243**	**$ 532**
Adjusted EBITDA:						
Investment	$ (1,100)	$ (1,257)	$ 284	$ 574	$ 299	$ 9
Automotive	12	108	3	48	8	(37)
Energy	755	313	429	348	544	625
Metals	(29)	(15)	20	16	21	25
Railcar	492	458	276	245	115	146
Mining	(9)	2	22	22	12	12
Food Packaging	59	55	62	45	42	59
Real Estate	45	35	40	23	39	56
Home Fashion	6	(1)	(9)	(4)	(2)	(7)
Holding Company	(10)	(1)	36	35	84	85
Consolidated Adjusted EBITDA	**$ 221**	**$ (303)**	**$ 1,163**	**$ 1,352**	**$ 1,162**	**$ 973**
Less: Adjusted EBITDA attributable to NCI	(94)	(477)	421	539	473	355
Adjusted EBITDA attributable to IEP	**$ 315**	**$ 174**	**$ 742**	**$ 813**	**$ 689**	**$ 618**
Capital expenditures	$ 825	$ 360	$ 486	$ 333	$ 276	$ 429

23

Strong Balance Sheet

($ Millions)

	As of September 30, 2018											
	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Discontinued Operations	Consolidated
Assets												
Cash and cash equivalents	$ 5	$ 46	$ 702	$ 20	$ 74	$ 19	$ 49	$ 40	$ 1	$ 97	$ —	$ 1,053
Cash held at consolidated affiliated partnerships and restricted cash	637	—	—	1	19	—	1	141	2	—	—	801
Investments	8,711	24	83	—	20	—	—	15	—	479	—	9,332
Accounts receivable, net	—	259	214	62	40	8	78	8	31	—	—	700
Inventories, net	—	1,234	427	30	80	26	98	—	66	—	—	1,961
Property, plant and equipment, net	—	947	3,049	108	1,231	215	167	392	70	—	—	6,179
Goodwill and intangible assets, net	—	497	283	3	7	—	34	25	—	—	—	849
Assets held for sale	—	—	33	1	—	—	—		—	—	8,857	8,891
Other assets	395	157	61	8	27	22	88	405	5	41	—	1,209
Total assets	$ 9,748	$ 3,164	$ 4,852	$ 233	$ 1,498	$ 290	$ 515	$ 1,026	$ 175	$ 617	$ 8,857	$ 30,975
Liabilities and Equity												
Accounts payable, accrued expenses and other liabilities	$ 1,078	$ 914	$ 1,147	$ 53	$ 295	$ 48	$ 168	$ 61	$ 37	$ 65	$ —	$ 3,866
Securities sold, not yet purchased, at fair value	625	—	—	—	—	—	—	—	—	—	—	625
Due to brokers	243	—	—	—	—	—	—	—	—	—	—	243
Liabilities held for sale	—	—	—	—	—	—	—	—	—	—	5,998	5,998
Debt	—	359	1,168	1	527	53	271	19	4	5,505	—	7,907
Total liabilities	1,946	1,273	2,315	54	822	101	439	80	41	5,570	5,998	18,639
Equity attributable to Icahn Enterprises	3,003	1,891	1,231	179	421	166	56	941	134	(4,960)	2,550	5,612
Equity attributable to non-controlling interests	4,799	—	1,306	—	255	23	20	5	—	7	309	6,724
Total equity	7,802	1,891	2,537	179	676	189	76	946	134	(4,953)	2,859	12,336
Total liabilities and equity	$ 9,748	$ 3,164	$ 4,852	$ 233	$ 1,498	$ 290	$ 515	$ 1,026	$ 175	$ 617	$ 8,857	$ 30,975

24

IEP Summary Financial Information ($ Millions) ▪ Significant Valuation demonstrated by market value of IEP’s public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets Actual As of Pro Forma(1) Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Sep 30 2017 2017 2018 2018 2018 2018 Market-valued Subsidiaries and Investments: Holding Company interest in Funds(2) $ 2,882 $ 3,052 $ 3,214 $ 3,354 $ 3,003 $ 4,856 CVR Energy(3) 1,844 2,651 2,152 2,634 2,864 2,864 CVR Refining - direct holding(3) 57 95 75 129 113 113 American Railcar Industries(3) 458 494 444 469 547 831 Tenneco Inc.(3) — — — — — 1,241 Total market-valued subsidiaries and investments $ 5,241 $ 6,293 $ 5,885 $ 6,585 $ 6,527 $ 9,905 Other Subsidiaries: Tropicana(4) $ 1,440 $ 1,439 $ 1,510 $ 1,509 $ 1,566 $ — Viskase(5) 179 173 209 198 185 185 Federal-Mogul(6) 1,690 1,690 2,414 2,094 2,041 — Real-Estate Holdings(2) 851 824 821 821 888 420 PSC Metals(2) 169 182 185 177 179 179 WestPoint Home(2) 153 144 139 137 134 134 RemainCo(7) 537 18 3 1 — — Ferrous Resources(2) 123 138 143 154 166 166 Icahn Automotive Group(2) 1,487 1,728 1,853 1,877 1,891 1,891 Trump Entertainment(2) 64 22 21 23 27 27 Total other subsidiaries $ 6,693 $ 6,359 $ 7,297 $ 6,990 $ 7,077 $ 3,002 Add: Holding Company cash and cash equivalents(8) 484 526 199 79 97 1,078 Less: Holding Company debt(8) (5,508) (5,507) (5,506) (5,505) (5,505) (5,505) Add: Other Holding Company net assets(9) 175 189 226 273 448 448 Indicative Net Asset Value $ 7,085 $ 7,860 $ 8,101 $ 8,422 $ 8,644 $ 8,928 Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary. (1) Pro forma includes the proceeds from the sale of Federal-Mogul and Tropicana, which occurred at the beginning of Q4 2018, as well as real estate segment distributions from sale proceeds and loan receivable repayments and investment in the Funds of approximately $1.85 billion. ARI value is based on the announced sale price. (2) Represents equity attributable to us as of each respective date. (3) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date. (4) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended September 30, 2017, December 31, 2017. March 31, 2018, June 30, 2018 and September 30, 2018 value is pro-forma the announced sale of Tropicana. (5) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018. (6) September 30, 2017 and December 31, 2017 based on the value of IEP’s tender offer during Q1 2017. March 31, 2018, June 30, 2018 and September 30, 2018 value is pro-forma the announced sale to Tenneco Inc. (7) Represents the option purchase price of the remaining cars not sold in the initial ARL sale, plus working capital as of that date. (8) Holding Company’s balance as of each respective date. 25 (9) Holding Company’s balance as of each respective date. For March 31, 2018, the distribution payable was adjusted to $24 million, which represents the actual distribution paid subsequent to March 31, 2018.

Appendix Adjusted EBITDA 26

Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP EBITDA and Adjusted EBITDA. EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding the effects of impairment, restructuring costs, certain pension plan expenses, OPEB curtailment gains, purchase accounting inventory adjustments, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses, FIFO adjustments and unrealized gains/losses on energy segment derivatives and certain other non-operational charges. We present EBITDA and Adjusted EBITDA a consolidated basis and attributable to Icahn Enterprises net of the effect of non-controlling interests. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us. We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and the effects of impairment, restructuring costs, certain pension plan expenses, OPEB curtailment gains, purchase accounting inventory adjustments, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses, FIFO adjustments and unrealized gains/losses on energy segment derivatives and certain other non-operational charges. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U.S. GAAP. For example, EBITDA and Adjusted EBITDA: • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments; • do not reflect changes in, or cash requirements for, our working capital needs; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt. Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations. EBITDA and Adjusted EBITDA are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance. 27

Adjusted EBITDA Reconciliation by Segment – Last Twelve Months Ended September 30, 2018

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ (56)	$ (80)	$ 529	$ (40)	$ 229	$ 2	$ (29)	$ 136	$ (19)	$ 29	$ 701
Interest expense, net	65	15	107	—	21	2	14	2	—	327	553
Income tax (benefit) expense	—	(131)	(276)	46	(15)	3	16	6	—	(283)	(634)
Depreciation, depletion and amortization	—	102	277	18	60	7	26	20	8	—	518
EBITDA before non-controlling interests	**$ 9**	**$ (94)**	**$ 637**	**$ 24**	**$ 295**	**$ 14**	**$ 27**	**$ 164**	**$ (11)**	**$ 73**	**$ 1,138**
Impairment of assets	—	12	—	—	4	—	1	—	1	—	18
Restructuring costs	—	4	—	1	—	—	9	—	3	—	17
Non-service cost of U.S. based pension	—	—	—	—	—	—	9	—	—	—	9
FIFO impact favorable	—	—	(75)	—	—	—	—	—	—	—	(75)
Major scheduled turnaround expense	—	—	50	—	—	—	—	—	—	—	50
Loss on disposition of assets, net	—	(1)	1	—	(158)	2	—	(107)	—	(1)	(264)
Unrealized loss on certain derivatives	—	—	12	—	—	—	—	—	—	—	12
Other	—	42	—	—	5	(4)	13	(1)	—	13	68
Adjusted EBITDA before non-controlling interests	**$ 9**	**$ (37)**	**$ 625**	**$ 25**	**$ 146**	**$ 12**	**$ 59**	**$ 56**	**$ (7)**	**$ 85**	**$ 973**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ (20)	$ (80)	$ 370	$ (40)	$ 174	$ 4	$ (23)	$ 136	$ (19)	$ 30	$ 532
Interest expense, net	27	15	41	—	13	3	10	2	—	327	438
Income tax (benefit) expense	—	(131)	(193)	46	16	3	12	6	—	(284)	(525)
Depreciation, depletion and amortization	—	102	136	18	36	3	21	20	8	—	344
EBITDA attributable to Icahn Enterprises	**$ 7**	**$ (94)**	**$ 354**	**$ 24**	**$ 239**	**$ 13**	**$ 20**	**$ 164**	**$ (11)**	**$ 73**	**$ 789**
Impairment of assets	—	12	—	—	2	—	1	—	1	—	16
Restructuring costs	—	4	—	1	—	—	7	—	3	—	15
Non-service cost of U.S. based pension	—	—	—	—	—	—	7	—	—	—	7
FIFO impact favorable	—	—	(45)	—	—	—	—	—	—	—	(45)
Major scheduled turnaround expense	—	—	29	—	—	—	—	—	—	—	29
Loss on disposition of assets, net	—	(1)	1	—	(158)	1	—	(107)	—	(1)	(265)
Unrealized loss on certain derivatives	—	—	6	—	—	—	—	—	—	—	6
Other	—	42	—	—	5	(3)	10	(1)	—	13	66
Adjusted EBITDA attributable to Icahn Enterprises	**$ 7**	**$ (37)**	**$ 345**	**$ 25**	**$ 88**	**$ 11**	**$ 45**	**$ 56**	**$ (7)**	**$ 85**	**$ 618**

28

Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2018

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 266	$ (65)	$ 269	$ 8	$ 36	$ 2	$ (15)	$ 87	$ (10)	$ (67)	$ 511
Interest expense, net	33	12	79	—	15	1	11	1	—	250	402
Income tax (benefit) expense	—	(38)	60	—	14	2	—	6	—	(101)	(57)
Depreciation, depletion and amortization	—	72	207	13	46	6	19	15	6	—	384
EBITDA before non-controlling interests	**$ 299**	**$ (19)**	**$ 615**	**$ 21**	**$ 111**	**$ 11**	**$ 15**	**$ 109**	**$ (4)**	**$ 82**	**$ 1,240**
Impairment of assets	—	3	—	—	4	—	—	—	—	—	7
Restructuring costs	—	4	—	—	—	—	10	—	2	—	16
Non-service cost of U.S. based pension	—	—	—	—	—	—	8	—	—	—	8
FIFO impact favorable	—	—	(45)	—	—	—	—	—	—	—	(45)
Major scheduled turnaround expense	—	—	7	—	—	—	—	—	—	—	7
(Gain) loss on disposition of assets, net	—	—		—	(5)	2	—	(67)	—	—	(70)
Unrealized gain on certain derivatives	—	—	(35)	—	—	—	—	—	—	—	(35)
Other	—	20	2	—	5	(1)	9	(3)	—	2	34
Adjusted EBITDA before non-controlling interests	**$ 299**	**$ 8**	**$ 544**	**$ 21**	**$ 115**	**$ 12**	**$ 42**	**$ 39**	**$ (2)**	**$ 84**	**$ 1,162**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 112	$ (65)	$ 163	$ 8	$ 23	$ 3	$ (12)	$ 87	$ (10)	$ (66)	$ 243
Interest expense, net	13	12	30	—	9	2	8	1	—	250	325
Income tax (benefit) expense	—	(38)	49	—	8	2	—	6	—	(102)	(75)
Depreciation, depletion and amortization	—	72	102	13	28	3	16	15	6	—	255
EBITDA attributable to Icahn Enterprises	**$ 125**	**$ (19)**	**$ 344**	**$ 21**	**$ 68**	**$ 10**	**$ 12**	**$ 109**	**$ (4)**	**$ 82**	**$ 748**
Impairment of assets	—	3	—	—	2	—	—	—	—	—	5
Restructuring costs	—	4	—	—	—	—	8	—	2	—	14
Non-service cost of U.S. based pension	—	—	—	—	—	—	6	—	—	—	6
FIFO impact favorable	—	—	(27)	—	—	—	—	—	—	—	(27)
Major scheduled turnaround expense	—	—	4	—	—	—	—	—	—	—	4
(Gain) loss on disposition of assets, net	—	—	—	—	(5)	1	—	(67)	—	—	(71)
Unrealized gain on certain derivatives	—	—	(21)	—	—	—	—	—	—	—	(21)
Other	—	20	1	—	5	(1)	7	(3)	—	2	31
Adjusted EBITDA attributable to Icahn Enterprises	**$ 125**	**$ 8**	**$ 301**	**$ 21**	**$ 70**	**$ 10**	**$ 33**	**$ 39**	**$ (2)**	**$ 84**	**$ 689**

29

Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2017

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 440	$ (36)	$ 15	$ 4	$ 1,074	$ 10	$ 8	$ 500	$ (11)	$ 259	$ 2,263
Interest expense, net	134	10	81	—	37	4	10	1	—	242	519
Income tax (benefit) expense	—	(53)	(2)	(3)	525	2	5	—	—	(461)	13
Depreciation, depletion and amortization	—	81	208	15	51	4	18	15	6	—	398
EBITDA before non-controlling interests	**$ 574**	**$ 2**	**$ 302**	**$ 16**	**$ 1,687**	**$ 20**	**$ 41**	**$ 516**	**$ (5)**	**$ 40**	**$ 3,193**
Impairment of assets	—	6	—	—	68	—	—	2	—	—	76
Restructuring costs	—	—	—	—	—	—	3	—	—	—	3
Non-service cost of U.S. based pension	—	—	—	—	—	—	3	—	—	—	3
FIFO impact favorable	—	—	—	—	—	—	—	—	—	—	—
Major scheduled turnaround expense	—	—	40	—	—	—	—	—	—	—	40
(Gain) loss on disposition of assets, net	—	(4)	2	—	(1,511)	—	—	(456)	—	—	(1,969)
Unrealized gain on certain derivatives	—	—	6	—	—	—	—	—	—	—	6
Tax settlements	—	—	—	—	—	—	—	(38)	—	—	(38)
Other	—	44	(2)	—	1	2	(2)	(1)	1	(5)	38
Adjusted EBITDA before non-controlling interests	**$ 574**	**$ 48**	**$ 348**	**$ 16**	**$ 245**	**$ 22**	**$ 45**	**$ 23**	**$ (4)**	**$ 35**	**$ 1,352**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 212	$ (36)	$ 22	$ 4	$ 1,063	$ 8	$ 6	$ 500	$ (11)	$ 259	$ 2,027
Interest expense, net	44	10	33	—	31	3	7	1	—	242	371
Income tax (benefit) expense	—	(53)	4	(3)	518	1	4	—	—	(461)	10
Depreciation, depletion and amortization	—	81	99	15	35	2	13	15	6	—	266
EBITDA attributable to Icahn Enterprises	**$ 256**	**$ 2**	**$ 158**	**$ 16**	**$ 1,647**	**$ 14**	**$ 30**	**$ 516**	**$ (5)**	**$ 40**	**$ 2,674**
Impairment of assets	—	6	—	—	68	—	—	2	—	—	76
Restructuring costs	—	—	—	—	—	—	2	—	—	—	2
Non-service cost of U.S. based pension	—	—	—	—	—	—	2	—	—	—	2
FIFO impact favorable	—	—	—	—	—	—	—	—	—	—	—
Major scheduled turnaround expense	—	—	24	—	—	—	—	—	—	—	24
(Gain) loss on disposition of assets, net	—	(4)	2	—	(1,511)	—	—	(456)	—	—	(1,969)
Unrealized gain on certain derivatives	—	—	4	—	—	—	—	—	—	—	4
Tax settlements	—	—	—	—	—	—	—	(38)	—	—	(38)
Other	—	44	(3)	—	1	2	(1)	(1)	1	(5)	38
Adjusted EBITDA attributable to Icahn Enterprises	**$ 256**	**$ 48**	**$ 185**	**$ 16**	**$ 205**	**$ 16**	**$ 33**	**$ 23**	**$ (4)**	**$ 35**	**$ 813**

30

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2017

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 118	$ (51)	$ 275	$ (44)	$ 1,267	$ 10	$ (6)	$ 549	$ (20)	$ 355	$ 2,453
Interest expense, net	166	13	109	—	43	5	13	2	—	319	670
Income tax (benefit) expense	—	(146)	(338)	43	496	3	21	—	—	(643)	(564)
Depreciation, depletion and amortization	—	111	278	20	65	5	25	20	8	—	532
EBITDA before non-controlling interests	**$ 284**	**$ (73)**	**$ 324**	**$ 19**	**$ 1,871**	**$ 23**	**$ 53**	**$ 571**	**$ (12)**	**$ 31**	**$ 3,091**
Impairment of assets	—	15	—	—	68	—	1	2	1	—	87
Restructuring costs	—	—	—	1	—	—	2	—	1	—	4
Non-service cost of U.S. based pension	—	—	—	—	—	—	4	—	—	—	4
FIFO impact favorable	—	—	(30)	—	—	—	—	—	—	—	(30)
Major scheduled turnaround expense	—	—	83	—	—	—	—	—	—	—	83
Loss on disposition of assets, net	—	(5)	3	—	(1,664)	—	—	(496)	—	(1)	(2,163)
Unrealized loss on certain derivatives	—	—	53	—	—	—	—	—	—	—	53
Tax settlements	—	—	—	—	—	—	—	(38)	—	—	(38)
Other	—	66	(4)	—	1	(1)	2	1	1	6	72
Adjusted EBITDA before non-controlling interests	**$ 284**	**$ 3**	**$ 429**	**$ 20**	**$ 276**	**$ 22**	**$ 62**	**$ 40**	**$ (9)**	**$ 36**	**$ 1,163**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 80	$ (51)	$ 229	$ (44)	$ 1,214	$ 9	$ (5)	$ 549	$ (20)	$ 355	$ 2,316
Interest expense, net	58	13	44	—	35	4	9	2	—	319	484
Income tax (benefit) expense	—	(146)	(238)	43	526	2	16	—	—	(643)	(440)
Depreciation, depletion and amortization	—	111	133	20	43	2	18	20	8	—	355
EBITDA attributable to Icahn Enterprises	**$ 138**	**$ (73)**	**$ 168**	**$ 19**	**$ 1,818**	**$ 17**	**$ 38**	**$ 571**	**$ (12)**	**$ 31**	**$ 2,715**
Impairment of assets	—	15	—	—	68	—	1	2	1	—	87
Restructuring costs	—	—	—	1	—	—	1	—	1	—	3
Non-service cost of U.S. based pension	—	—	—	—	—	—	3	—	—	—	3
FIFO impact favorable	—	—	(18)	—	—	—	—	—	—	—	(18)
Major scheduled turnaround expense	—	—	49	—	—	—	—	—	—	—	49
Loss on disposition of assets, net	—	(5)	3	—	(1,664)	—	—	(496)	—	(1)	(2,163)
Unrealized loss on certain derivatives	—	—	31	—	—	—	—	—	—	—	31
Tax settlements	—	—	—	—	—	—	—	(38)	—	—	(38)
Other	—	66	(4)	—	1	—	2	1	1	6	73
Adjusted EBITDA attributable to Icahn Enterprises	**$ 138**	**$ 3**	**$ 229**	**$ 20**	**$ 223**	**$ 17**	**$ 45**	**$ 40**	**$ (9)**	**$ 36**	**$ 742**

31

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2016

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ (1,487)	$ 19	$ (604)	$ (20)	$ 183	$ (24)	$ 8	$ 5	$ (12)	$ (287)	$ (2,219)
Interest expense, net	230	7	82	—	83	5	12	2	—	288	709
Income tax (benefit) expense	—	(32)	(45)	(16)	57	2	8	—	—	(5)	(31)
Depreciation, depletion and amortization	—	98	258	22	134	6	20	22	8	—	568
EBITDA before non-controlling interests	**$ (1,257)**	**$ 92**	**$ (309)**	**$ (14)**	**$ 457**	**$ (11)**	**$ 48**	**$ 29**	**$ (4)**	**$ (4)**	**$ (973)**
Impairment of assets	—	1	574	1	—	—	—	5	2	3	586
Restructuring costs	—	—	—	2	—	—	3	1	—	—	6
Non-service cost of U.S. based pension	—	—	—	—	—	—	5	—	—	—	5
FIFO impact favorable	—	—	(52)	—	—	—	—	—	—	—	(52)
Major scheduled turnaround expense	—	—	38	—	—	—	—	—	—	—	38
Loss on disposition of assets, net	—	(1)	—	(1)	—	—	—	(1)	—	—	(3)
Unrealized loss on certain derivatives	—	—	56	—	—	—	—	—	—	—	56
Other	—	16	6	(3)	1	13	(1)	1	1	—	34
Adjusted EBITDA before non-controlling interests	**$ (1,257)**	**$ 108**	**$ 313**	**$ (15)**	**$ 458**	**$ 2**	**$ 55**	**$ 35**	**$ (1)**	**$ (1)**	**$ (303)**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ (604)	$ 19	$ (327)	$ (20)	$ 150	$ (19)	$ 6	$ 5	$ (12)	$ (287)	$ (1,089)
Interest expense, net	76	7	31	—	74	4	9	2	—	288	491
Income tax (benefit) expense	—	(32)	(32)	(16)	41	2	6	—	—	(5)	(36)
Depreciation, depletion and amortization	—	98	127	22	113	4	14	22	8	—	408
EBITDA attributable to Icahn Enterprises	**$ (528)**	**$ 92**	**$ (201)**	**$ (14)**	**$ 378**	**$ (9)**	**$ 35**	**$ 29**	**$ (4)**	**$ (4)**	**$ (226)**
Impairment of assets	—	1	334	1	—	—	—	5	2	3	346
Restructuring costs	—	—	—	2	—	—	2	1	—	—	5
Non-service cost of U.S. based pension	—	—	—	—	—	—	4	—	—	—	4
FIFO impact favorable	—	—	(31)	—	—	—	—	—	—	—	(31)
Major scheduled turnaround expense	—	—	20	—	—	—	—	—	—	—	20
Loss on disposition of assets, net	—	(1)	—	(1)	—	—	—	(1)	—	—	(3)
Unrealized loss on certain derivatives	—	—	32	—	—	—	—	—	—	—	32
Other	—	16	2	(3)	1	10	(1)	1	1	—	27
Adjusted EBITDA attributable to Icahn Enterprises	**$ (528)**	**$ 108**	**$ 156**	**$ (15)**	**$ 379**	**$ 1**	**$ 40**	**$ 35**	**$ (1)**	**$ (1)**	**$ 174**

32

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2015

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ (1,665)	$ (4)	$ 7	$ (51)	$ 213	$ (195)	$ (3)	$ 61	$ (4)	$ (209)	$ (1,850)
Interest expense, net	563	—	45	—	80	2	12	2	—	288	992
Income tax (benefit) expense	—	—	59	(32)	69	1	10	—	—	(83)	24
Depreciation, depletion and amortization	—	5	229	29	127	8	19	21	7	—	445
EBITDA before non-controlling interests	**$ (1,102)**	**$ 1**	**$ 340**	**$ (54)**	**$ 489**	**$ (184)**	**$ 38**	**$ 84**	**$ 3**	**$ (4)**	**$ (389)**
Impairment of assets	—	—	253	20	—	169	—	2	—	—	444
Restructuring costs	—	—	—	2	—	—	5	—	1	—	8
Non-service cost of U.S. based pension	—	—	—	—	—	—	3	—	—	—	3
FIFO impact favorable	—	—	60	—	—	—	—	—	—	—	60
Major scheduled turnaround expense	—	—	109	—	—	—	—	—	—	—	109
Loss on disposition of assets, net	—	—	2	—	—	—	1	(40)	—	—	(37)
Unrealized loss on certain derivatives	—	—	2	—	—	—	—	—	—	—	2
Other	2	11	(11)	3	3	6	12	(1)	2	(6)	21
Adjusted EBITDA before non-controlling interests	**$ (1,100)**	**$ 12**	**$ 755**	**$ (29)**	**$ 492**	**$ (9)**	**$ 59**	**$ 45**	**$ 6**	**$ (10)**	**$ 221**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ (760)	$ (4)	$ 25	$ (51)	$ 137	$ (150)	$ (3)	$ 61	$ (4)	$ (209)	$ (958)
Interest expense, net	259	—	25	—	57	2	9	2	—	288	642
Income tax (benefit) expense	—	—	54	(32)	36	1	7	—	—	(83)	(17)
Depreciation, depletion and amortization	—	5	125	29	86	6	14	21	7	—	293
EBITDA attributable to Icahn Enterprises	**$ (501)**	**$ 1**	**$ 229**	**$ (54)**	**$ 316**	**$ (141)**	**$ 27**	**$ 84**	**$ 3**	**$ (4)**	**$ (40)**
Impairment of assets	—	—	110	20	—	130	—	2	—	—	262
Restructuring costs	—	—	—	2	—	—	4	—	1	—	7
Non-service cost of U.S. based pension	—	—	—	—	—	—	2	—	—	—	2
FIFO impact favorable	—	—	35	—	—	—	—	—	—	—	35
Major scheduled turnaround expense	—	—	62	—	—	—	—	—	—	—	62
Loss on disposition of assets, net	—	—	1	—	—	—	1	(40)	—	—	(38)
Unrealized loss on certain derivatives	—	—	2	—	—	—	—	—	—	—	2
Other	1	11	(3)	3	2	5	9	(1)	2	(6)	23
Adjusted EBITDA attributable to Icahn Enterprises	**$ (500)**	**$ 12**	**$ 436**	**$ (29)**	**$ 318**	**$ (6)**	**$ 43**	**$ 45**	**$ 6**	**$ (10)**	**$ 315**

33